Supplement to the
Fidelity Advisor® Semiconductors Fund
Class A, Class M, Class C and Class I
September 29, 2017
As Revised December 15, 2017
Summary Prospectus

Effective December 18, 2017, the redemption fee for Fidelity Advisor® Semiconductors Fund has been removed.

The following information replaces similar information for Fidelity Advisor® Semiconductors Fund found in the “Fund Summary” section under the “Fee Table” heading.

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.

AFEL-SUM-18-01 1.9881456.104	June 1, 2018